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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 15, 2002
                Date of Report (Date of earliest event reported)


                                  INERGY, L.P.
             (Exact name of Registrant as specified in its charter)


           Delaware                   0-32453                  43-1918951
(State or other jurisdiction  (Commission File Number)        (IRS Employer
       of incorporation)                                  Identification Number)



                       2 Brush Creek Boulevard, Suite 200
                              Kansas City, MO 64112
                    (Address of principal executive offices)



                                 (816) 842-8181
              (Registrant's telephone number, including area code)

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Item 5. Other Events

     On August 15, 2002, Inergy, L.P. (the "Partnership") issued a press release announcing the acquisition of Hancock Gas Service, Inc. ("Hancock"), headquartered in Findlay, Ohio. A copy of the press release is included as an exhibit to this Current Report.

Item 7. Financial Statements and Exhibits.

       (c)   Exhibits.

99.1    Press release dated August 15, 2002






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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INERGY, L.P.

                                          By:  INERGY GP, LLC,
                                               Its Managing General Partner

Date:    August 21, 2002                  By:  /s/ R. Brooks Sherman Jr.
                                               -----------------------------
                                               R. Brooks Sherman Jr.
                                               Vice President and Chief
                                               Financial Officer
                                               (Principal Financial and
                                               Accounting Officer)


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                                  Exhibit Index


         Exhibit Number                    Description
         --------------                    -----------
              99.1                         Press Release dated August 15, 2002.







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